POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                 33-59749
                                 33-62481
                                 33-63611
                                 33-63657
                                 33-80750
                                333-22723
                                333-49581

Registration Statements filed under the Investment Company Act of 1940:

                                811-8582

hereby ratifying and confirming on this 15th day of March, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------


                /s/ Thomas J. McInerney
--------------------------------------------------------
                  Thomas J. McInerney
                Director and President

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                 33-59749
                                 33-62481
                                 33-63611
                                 33-63657
                                 33-80750
                                333-22723
                                333-49581

Registration Statements filed under the Investment Company Act of 1940:

                                811-8582

hereby ratifying and confirming on this 15th day of March, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Catherine H. Smith
--------------------------------------------------------
                  Catherine H. Smith
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                 33-59749
                                 33-62481
                                 33-63611
                                 33-63657
                                 33-80750
                                333-22723
                                333-49581

Registration Statements filed under the Investment Company Act of 1940:

                                811-8582

hereby ratifying and confirming on this 15th day of March, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                 /s/ Shaun P. Mathews
--------------------------------------------------------
                   Shaun P. Mathews
                       Director

                                POWER OF ATTORNEY

I, the undersigned Vice President and Treasurer, Corporate Controller of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                 33-59749
                                 33-62481
                                 33-63611
                                 33-63657
                                 33-80750
                                333-22723
                                333-49581

Registration Statements filed under the Investment Company Act of 1940:
811-8582

hereby ratifying and confirming on this 15th day of March, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                 /s/ Deborah Koltenuk
--------------------------------------------------------
                   Deborah Koltenuk
             Vice President and Treasurer,
                 Corporate Controller